July 31, 2025

SUMMARY PROSPECTUS

SAAT Aggressive Strategy Fund (SSGAX)

Class F

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated July 31, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

seic.com

SEI / SUMMARY PROSPECTUS

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.55%
Acquired Fund Fees and Expenses (AFFE)	0.59%
Total Annual Fund Operating Expenses	1.24%†

† Because the Aggressive Strategy Fund (Fund) incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggressive Strategy Fund — Class F Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate long-term capital appreciation. The Fund predominantly invests in other SEI funds (including exchange-traded funds (ETFs)), each of which has its own investment goal (the Underlying SEI Funds). The Underlying SEI Funds invest, in turn, in securities and other instruments of various asset classes. Each of the Underlying SEI Funds is managed by one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) under the supervision of SEI Investments Management Corporation (SIMC or the Adviser), or, in certain circumstances, is managed directly by SIMC.

The Fund's assets may be diversified across Underlying SEI equity funds, bond and money market funds, real estate funds and multi-asset funds. The equity funds may consist of a wide range of investment styles that provide investment exposure to U.S. and/or foreign equity securities of companies of various capitalization ranges. The bond funds may consist of a wide range of investment styles that provide exposure to U.S. and/or foreign fixed income securities of varying credit quality (including junk bonds), maturity and duration. The real estate funds provide exposure to the equity securities of real estate companies. The multi-asset funds consist of funds that seek to achieve their investment goals by selecting investments from among a broad range of asset classes. A multi-asset fund may also adjust its allocation among asset classes over short periods of time, and therefore it may provide the Fund with a dynamic investment component. Although a multi-asset fund could consist of equity securities, bonds or real estate securities, it may also provide exposure to additional asset classes, such as commodities.

SEI / SUMMARY PROSPECTUS

The Fund's assets are allocated among a variety of Underlying SEI Funds within the following percentage ranges:

Underlying SEI Fund Type	Investment Range (Percentage of the Fund's Assets)
U.S. Equity Funds	30-100%
Multi-Asset Investment Funds	0-60%
International Equity Funds	0-40%
Non-Investment Grade Bond Funds	0-40%
Investment Grade Bond & Money Market Funds	0-25%
Real Estate Funds	0-20%

Principal Risks

The success of the Fund's investment strategy depends on SIMC's allocation of assets among the Underlying SEI Funds and its selection of exchange-traded products (ETPs) in which to invest that portion of the Fund's assets not allocated to the Underlying SEI Funds. In managing the Fund, SIMC may be incorrect in assessing market trends or the value or growth capability of particular asset classes or other investments. In addition, the methodology by which SIMC allocates the Fund's assets among the Underlying SEI Funds and other investments may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Underlying SEI Funds and ETPs in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The principal risks of the Fund as a result of its investments in the Underlying SEI Funds and ETPs or other investments are set forth below.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Underlying SEI Fund's and, in turn, the Fund's value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund's and the Fund's liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks

SEI / SUMMARY PROSPECTUS

may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended, and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Short Sales Risk — A short sale involves the sale of a security that an Underlying SEI Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund or an Underlying SEI Fund to sell such investments at inopportune times, which could result in losses to the Fund or an Underlying SEI Fund.

Currency Risk — As a result of the Fund's and certain Underlying SEI Funds' investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

SEI / SUMMARY PROSPECTUS

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. Generally, the value of the Underlying SEI Funds' fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by an Underlying SEI Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Exchange-Traded Products Risk — The risks of owning interests of an ETP, such as an ETF or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.83% (6/30/2020) Worst Quarter: -19.73% (3/31/2020) The Fund's Class F total return (pre-tax) from January 1, 2025 to June 30, 2025 was 10.58%.

Average Annual Total Returns (for the periods ended December 31, 2024)

This table compares the Fund's average annual total returns for Class F Shares to those of an appropriate broad-based index and an additional index with characteristics relevant to the Fund's investment strategy. The additional index is the Fund's Blended Benchmark index, which consists of the Russell 3000 Index (50%), the MSCI ACWI ex-USA Index (30%) and the Bloomberg U.S. Aggregate Bond Index (20%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

SEI / SUMMARY PROSPECTUS

Aggressive Strategy Fund — Class F	1 Year	5 Years	10 Years	Since Inception (11/17/2003)
Return Before Taxes	12.56%	5.95%	6.23%	6.24%
Return After Taxes on Distributions	11.89%	3.87%	4.70%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	4.07%	4.49%	4.70%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	10.65%
Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	13.53%	8.21%	8.12%	7.95%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Bryan Hoffman, CFA	Since 2016	Portfolio Manager
Ryan Marcante, CFA	Since 2017	Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000, with minimum subsequent investments of $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-DIAL-SEI, as applicable.

Tax Information

The distributions made by the Fund are taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.